SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


POWER REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)



        000-54560                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)

301 Winding Road, Old Bethpage, New York  11804
(Address of Principal Executive Offices) (Zip Code)

                             (212) 750-0373
(Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Section 4

Item 4.01 Changes in Registrant's Certifying Accountant

On July 29, 2013, Power REIT (the "Company") dismissed Gibbons & Kawash, A.C. ("G&K") as the Company's independent registered public accounting firm, which dismissal was approved by the Company's Board of Trustees on July 29, 2013. The dismissal was due to the engagement of BDO USA, LLP as the Company's independent registered public accounting firm.

During the fiscal years ended December 31, 2012 and 2011, G&K's reports on the Company's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through July 29, 2013, (i) there were no disagreements between the Company and G&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of G&K would have caused G&K to make reference to the subject matter of the disagreement with its reports on the Company's consolidated financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On July 29, 2013, the Company provided G&K with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested G&K furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated July 30, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On July 29, 2013, the Company's Board of Trustees approved the engagement of BDO USA LLP ("BDO")as its independent registered public accounting firm for the Company's fiscal year ending December 31, 2013.

During the years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through July 29, 2013, the date of engagement of BDO, the Company did not consult with BDO regarding either (i) application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph
(a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a "reportable event" (as defined in paragraph (a)(1)(v) of
Item 304 of Regulation S-K).

BDO did provide and continues to provide tax services to the Company and its subsidiaries, including preparation of the federal and state tax
returns for years ending December 31, 2011 and December 31, 2012.   The
Company's audit committee has pre-approved the tax services that BDO provides the Company pursuant to applicable SEC independence rules.




SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits


Exhibit
No.	Description

16.1	Letter from G&K dated July 30, 2013



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	July 30, 2013

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman